Exhibit 8(b)(xv)

VAN ECK

SHAREHOLDER INFORMATION AGREEMENT

This Agreement is effective as of June 5, 2014, by and between The Lincoln National Life Insurance Company (“Intermediary”) and Van Eck Securities Corporation (“Van Eck”) on behalf of the Van Eck Funds, Van Eck VIP Trust, or such other investment companies that Van Eck may distribute (each, a “Van Eck Fund” and together, the “Van Eck Funds”).

WHEREAS, Intermediary is a “financial intermediary” within the meaning of Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”);

WHEREAS, pursuant to Rule 22c-2, Van Eck is required to enter into a written agreement with Intermediary under which Intermediary agrees to: (i) provide, at Van Eck’s request, identity and transaction information about Shareholders (as defined below) who hold their Shares (as defined below) through an account with Intermediary; and (ii) execute instructions from Van Eck to restrict or prohibit future purchases or exchanges;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Van Eck and the Intermediary hereby agree as follows:

Shareholder Information

1.                                      (a) Agreement to Provide Information.  Intermediary agrees to provide Van Eck, or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) or mutually acceptable Securities and Exchange Commission (“SEC”) approved identifier, if known, of any or all Shareholder(s) of the Van Eck Funds, and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholders(s) or account (if known), and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares held through an account maintained on behalf of the Intermediary during the period covered by the request.

(b) Period Covered by Request.  Requests must set forth a specific period, not to exceed 90 calendar days from the date of the request, for which transaction information is sought.  Van Eck, or its designee, may request transaction information older than 90 calendar days from the date of the request as it deems necessary to investigate compliance with policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Van Eck Funds.

(c) Form and Timing of Response. Intermediary agrees to provide, promptly upon request of Van Eck, or its designee, the information specified in Section 1(a).  If requested by Van Eck, or its designee, Intermediary agrees to use best efforts to determine promptly whether any transactions effected by the Intermediary include transactions effected by an Indirect Intermediary and, upon further request of Van Eck, or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in Section 1(a) for those Shareholders who hold an account with the Van Eck Funds through an Indirect Intermediary; or (ii) restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Van Eck Funds. Intermediary additionally agrees to inform Van Eck or its designee whether it plans to perform (i) or (ii).  Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.  To the extent practicable, the format for any transaction information provided to Van Eck, or its designee, should be consistent with the NSCC Standardized Data Reporting (“SDR”) Format.

2.                                      Limitations on Use of Information. Van Eck agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

3.                                      (a)   Agreement to Restrict Trading. Intermediary agrees, upon direction of Van Eck or its designee, to: (i) restrict or prohibit further purchases or exchanges of Shares by a Shareholder who has been identified by Van Eck, or its designee, as having engaged in transactions of Shares (directly or indirectly through the Intermediary) that violate policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the

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value of the outstanding Shares issued by the Van Eck Funds; or (ii) restrict or prohibit further purchases or exchanges of Shares by a Financial Intermediary that has been identified by Van Eck, or its designee, as having engaged in transactions of Shares (directly or indirectly through the Intermediary) that violate policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Van Eck Funds.

(b)  Form of Instructions. Instructions to restrict or prohibit trading must include the TIN, ITIN, GII or mutually acceptable SEC approved identifier, if known, and the specific restriction(s) to be executed.  If the TIN, ITIN, GII or mutually acceptable SEC approved identifier is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(c)  Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

(d)  Confirmation by Intermediary. Intermediary must provide written confirmation to Van Eck, or its designee, that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

(e)  Identification of Financial Intermediaries. Intermediary agrees: (i) to maintain, and provide to Van Eck, or its designee, upon request, a complete and current list of all Financial Intermediaries that submit trades to Van Eck through the Intermediary for which the Intermediary is not authorized to execute this Shareholder Information Agreement on their behalf; (ii) not to purchase any securities from the Van Eck Funds on behalf of an Financial Intermediary that does not, at the time of the purchase, have a valid Shareholder Information Agreement in effect either directly with Van Eck  or through the Intermediary; and (iii) to inform Van Eck in the event a Financial Intermediary that had previously authorized the Intermediary to act on its behalf for purposes of this Shareholder Information Agreement revokes such authorization. Such notification shall be provided to the Van Eck in writing no later than five calendar days after the Intermediary first receives notice of the revocation.

4.                                      Definitions. For purposes of this Agreement:

(a)  The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Van Eck Funds that are held by the Intermediary.

(b)  The term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name.

(c)            The term “written” includes electronic writings and facsimile transmissions.

(d)           The term “Indirect Intermediary” shall mean a person that (a) is a Financial Intermediary and (b) holds an account with the Fund through the Intermediary.

(e)            The term “Financial Intermediary” shall have the same meaning as in Rule 22c-2.

(f)             The term “purchase” does not include the automatic reinvestment of dividends.

(g)            The term “promptly” as used in Section 1(c) shall mean as soon as practicable but in no event later than 10 business days from the Intermediary’s receipt of the request for information from the Fund or its designee.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

INTERMEDIARY: THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By:	/s/ Daniel R. Hayes

Name (print): Daniel R. Hayes

Title (print): Vice President

Telephone #: 484-583-8719 Email: Daniel.Hayes@lfg.com

VAN ECK SECURITIES CORPORATION

By:	/s/ Jonathan R. Simon

Name (print): Jonathan R. Simon

Title (print): Vice President

Telephone #: 212-293-2029 Email: jsimon@vaneck.com

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VAN ECK

SHAREHOLDER INFORMATION AGREEMENT

This Agreement is effective as of                                             , by and between Lincoln Life & Annuity Company of New York (“Intermediary”) and Van Eck Securities Corporation (“Van Eck”) on behalf of the Van Eck Funds, Van Eck VIP Trust, or such other investment companies that Van Eck may distribute (each, a “Van Eck Fund” and together, the “Van Eck Funds”).

WHEREAS, Intermediary is a “financial intermediary” within the meaning of Rule 22c-2 under the Investment Company Act of 1940 (“Rule 22c-2”);

WHEREAS, pursuant to Rule 22c-2, Van Eck is required to enter into a written agreement with Intermediary under which Intermediary agrees to: (i) provide, at Van Eck’s request, identity and transaction information about Shareholders (as defined below) who hold their Shares (as defined below) through an account with Intermediary; and (ii) execute instructions from Van Eck to restrict or prohibit future purchases or exchanges;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, which consideration is full and complete, Van Eck and the Intermediary hereby agree as follows:

Shareholder Information

1.                                      (a) Agreement to Provide Information.  Intermediary agrees to provide Van Eck, or its designee, upon written request, the taxpayer identification number (“TIN”), the Individual/International Taxpayer Identification Number (“ITIN”), or other government-issued identifier (“GII”) or mutually acceptable Securities and Exchange Commission (“SEC”) approved identifier, if known, of any or all Shareholder(s) of the Van Eck Funds, and the amount, date, name or other identifier of any investment professional(s) associated with the Shareholders(s) or account (if known), and transaction type (purchase, redemption, transfer or exchange) of every purchase, redemption, transfer or exchange of Shares held through an account maintained on behalf of the Intermediary during the period covered by the request.

(b) Period Covered by Request.  Requests must set forth a specific period, not to exceed 90 calendar days from the date of the request, for which transaction information is sought.  Van Eck, or its designee, may request transaction information older than 90 calendar days from the date of the request as it deems necessary to investigate compliance with policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Van Eck Funds.

(c) Form and Timing of Response. Intermediary agrees to provide, promptly upon request of Van Eck, or its designee, the information specified in Section 1(a).  If requested by Van Eck, or its designee, Intermediary agrees to use best efforts to determine promptly whether any transactions effected by the Intermediary include transactions effected by an Indirect Intermediary and, upon further request of Van Eck, or its designee, promptly either (i) provide (or arrange to have provided) the information set forth in Section 1(a) for those Shareholders who hold an account with the Van Eck Funds through an Indirect Intermediary; or (ii) restrict or prohibit the Indirect Intermediary from purchasing, in nominee name on behalf of other persons, securities issued by the Van Eck Funds. Intermediary additionally agrees to inform Van Eck or its designee whether it plans to perform (i) or (ii).  Responses required by this paragraph must be communicated in writing and in a format mutually agreed upon by the parties.  To the extent practicable, the format for any transaction information provided to Van Eck, or its designee, should be consistent with the NSCC Standardized Data Reporting (“SDR”) Format.

2.                                      Limitations on Use of Information. Van Eck agrees not to use the information received for marketing or any other similar purpose without the prior written consent of the Intermediary.

3.                                      (a)   Agreement to Restrict Trading. Intermediary agrees, upon direction of Van Eck or its designee, to: (i) restrict or prohibit further purchases or exchanges of Shares by a Shareholder who has been identified by Van Eck, or its designee, as having engaged in transactions of Shares (directly or indirectly through the Intermediary) that violate policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Van Eck Funds; or (ii) restrict or prohibit further purchases or exchanges of Shares by a Financial Intermediary that has been identified by Van Eck, or its designee, as having engaged in transactions of Shares (directly or indirectly through the Intermediary) that violate policies established by the Van Eck Funds for the purpose of eliminating or reducing any dilution of the value of the outstanding Shares issued by the Van Eck Funds.

(b)  Form of Instructions. Instructions to restrict or prohibit trading must include the TIN, ITIN, GII or mutually acceptable SEC approved identifier, if known, and the specific restriction(s) to be executed.  If the TIN, ITIN, GII or mutually acceptable SEC approved identifier is not known, the instructions must include an equivalent identifying number of the Shareholder(s) or account(s) or other agreed upon information to which the instruction relates.

(c)  Timing of Response. Intermediary agrees to execute instructions as soon as reasonably practicable, but not later than five business days after receipt of the instructions by the Intermediary.

(d)  Confirmation by Intermediary. Intermediary must provide written confirmation to Van Eck, or its designee, that instructions have been executed. Intermediary agrees to provide confirmation as soon as reasonably practicable, but not later than ten business days after the instructions have been executed.

(e)  Identification of Financial Intermediaries. Intermediary agrees: (i) to maintain, and provide to Van Eck, or its designee, upon request, a complete and current list of all Financial Intermediaries that submit trades to Van Eck through the Intermediary for which the Intermediary is not authorized to execute this Shareholder Information Agreement on their behalf; (ii) not to purchase any securities from the Van Eck Funds on behalf of an Financial Intermediary that does not, at the time of the purchase, have a valid Shareholder Information Agreement in effect either directly with Van Eck  or through the Intermediary; and (iii) to inform Van Eck in the event a Financial Intermediary that had previously authorized the Intermediary to act on its behalf for purposes of this Shareholder Information Agreement revokes such authorization. Such notification shall be provided to the Van Eck in writing no later than five calendar days after the Intermediary first receives notice of the revocation.

4.                                      Definitions. For purposes of this Agreement:

(a)  The term “Shares” means the interests of Shareholders corresponding to the redeemable securities of record issued by the Van Eck Funds that are held by the Intermediary.

(b)  The term “Shareholder” means the beneficial owner of Shares, whether the Shares are held directly or by the Intermediary in nominee name.

(h)           The term “written” includes electronic writings and facsimile transmissions.

(i)               The term “Indirect Intermediary” shall mean a person that (a) is a Financial Intermediary and (b) holds an account with the Fund through the Intermediary.

(j)              The term “Financial Intermediary” shall have the same meaning as in Rule 22c-2.

(k)           The term “purchase” does not include the automatic reinvestment of dividends.

(l)               The term “promptly” as used in Section 1(c) shall mean as soon as practicable but in no event later than 10 business days from the Intermediary’s receipt of the request for information from the Fund or its designee.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

INTERMEDIARY: LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By:	/s/ Daniel R. Hayes

Name (print): Daniel R. Hayes

Title (print): Vice President

Telephone #: 484-583-8719 Email: Daniel.Hayes@lfg.com

VAN ECK SECURITIES CORPORATION

By:	/s/ Jonathan R. Simon

Name (print): Jonathan R. Simon

Title (print): Vice President

Telephone #: 212-293-2029 Email: jsimon@vaneck.com